Exhibit 99.1

Clayton Williams Energy Announces Second Quarter 2007 Financial Results

    MIDLAND, Texas--(BUSINESS WIRE)--Aug. 8, 2007--Clayton Williams Energy, Inc. (NASDAQ:CWEI) reported net income for the second quarter of 2007 of $8.8 million, or $.77 per share, as compared to net income of $18 million, or $1.59 per share, for the second quarter of 2006. Cash flow from operations for the second quarter of 2007 was $53.7 million, as compared to $39.5 million during the same period in 2006.

    For the six months ended June 30, 2007, the Company reported a net loss of $3.5 million, or $.31 per share, as compared to net income of $21.3 million, or $1.89 per share, for the same period in 2006. Cash flow from operations for the six-month period in 2007 was $89.9 million, as compared to $77 million during the same period in 2006.

    Oil and gas sales increased 13% from $66.4 million for the second quarter of 2006 to $74.9 million for the same quarter in 2007 due primarily to higher production volumes. Gas production increased 28% to 5.2 Bcf, or 56,604 Mcf per day, from 4 Bcf, or 44,132 Mcf per day, in the 2006 quarter. Oil production for the second quarter of 2007 increased 4% to 577,000 barrels, or 6,341 barrels per day, compared to 555,000 barrels, or 6,099 barrels per day, in the 2006 quarter. The increase in gas production was attributable primarily to recent drilling activity in South Louisiana. For the second quarter of 2007, average realized gas prices increased 6% to $7.20 per Mcf from $6.78 per Mcf in the same quarter of 2006, while oil prices decreased 6% to $62.51 per barrel from $66.78 per barrel in the 2006 period. Average realized prices for 2007 and 2006 exclude the effects of any gains or losses realized on commodity hedging transactions since those derivatives were not designated as cash flow hedges and have been reported in the Company's statements of operations as gain/loss on derivatives under applicable accounting standards.

    For the second quarter of 2007, the Company reported a $6.1 million net gain on derivatives, consisting of a $7.6 million non-cash gain to mark the Company's derivative positions to their fair value on June 30, 2007 and a $1.5 million realized loss on settled contracts. For the same period in 2006, the Company reported a $245,000 net gain on derivatives, consisting of a $7.7 million non-cash mark-to-market gain and a $7.5 million realized loss on settled contracts.

    Exploration costs related to abandonments and impairments were $23.5 million during the second quarter of 2007 compared to $3.3 million in the second quarter of 2006. The 2007 costs included $12 million for the abandonment of the Cobena #1 (Boa II) and $1.1 million for the Pivach Agency #1 (Elsa) in South Louisiana, and $8.6 million for the David Barton #1 (Winnsboro) exploratory well in North Louisiana.

    Other income/expense for the quarter ended June 30, 2007 included a $2.9 million gain from the settlement of litigation.

    The Company also reported that it incurred expenditures for exploration and development activities of $119.7 million during the first six months of 2007 and has increased its estimates for capital expenditures in fiscal 2007 from $186.2 million to $235.1 million.

    The Company will host a conference call to discuss these results and other forward-looking items today, August 8th at 1:30 pm CT (2:30 pm ET). The dial-in conference number is: 800-901-5213, passcode 51944694. The replay will be available for one week at 888-286-8010, passcode 85938304.

    To access the conference call via Internet webcast, please go to the Investor Relations section of the Company's website at www.claytonwilliams.com and click on "Live Webcast." Following the live webcast, the call will be archived for a period of 90 days on the Company's website.

    Clayton Williams Energy, Inc. is an independent energy company located in Midland, Texas.

    Except for historical information, statements made in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, production variance from expectations, volatility of oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, uncertainties about estimates of reserves, competition, government regulation, costs and results of drilling new projects, and mechanical and other inherent risks associated with oil and gas production. These risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

           TABLES AND SUPPLEMENTAL INFORMATION FOLLOW . . .



                    CLAYTON WILLIAMS ENERGY, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
                   (In thousands, except per share)



                                  Three Months Ended Six Months Ended
                                       June 30,          June 30,
                                  ------------------ -----------------
                                    2007      2006     2007     2006
                                  --------- -------- -------- --------
REVENUES
  Oil and gas sales                 $74,893  $66,443 $136,073 $126,624
  Natural gas services                2,909    2,789    5,563    5,985
  Drilling rig services              14,228      374   22,645      374
  Gain on sales of assets               534      735      784      752
                                  --------- -------- -------- --------
     Total revenues                  92,564   70,341  165,065  133,735
                                  --------- -------- -------- --------

COSTS AND EXPENSES
  Production                         17,840   15,931   35,118   30,896
  Exploration:
     Abandonments and impairments    23,519    3,329   34,624   16,172
     Seismic and other                1,580    2,587    2,470    5,688
  Natural gas services                2,904    2,261    5,317    5,090
  Drilling rig services               8,506      216   13,439      216
  Depreciation, depletion and
   amortization                      18,487   15,982   33,718   30,692
  Impairment of proved properties       479        -    1,044        -
  Accretion of abandonment
   obligations                          619      417    1,237      796
  General and administrative          4,932    4,252    8,835    8,319
  Loss on sales of assets                 -        -    9,323       13
                                  --------- -------- -------- --------
     Total costs and expenses        78,866   44,975  145,125   97,882
                                  --------- -------- -------- --------
     Operating income                13,698   25,366   19,940   35,853
                                  --------- -------- -------- --------

OTHER INCOME (EXPENSE)
  Interest expense                  (7,986)  (4,961) (15,615)  (9,300)
  Gain (loss) on derivatives          6,110      245 (10,739)  (1,327)
  Other                               3,614      450    4,327    1,068
                                  --------- -------- -------- --------
     Total other income (expense)     1,738  (4,266) (22,027)  (9,559)
                                  --------- -------- -------- --------

Income (loss) before income taxes    15,436   21,100  (2,087)   26,294

Income tax (expense) benefit        (5,357)  (3,094)      723  (4,912)

Minority interest, net of tax       (1,269)     (40)  (2,136)     (40)

                                  --------- -------- -------- --------
NET INCOME (LOSS)                    $8,810  $17,966 $(3,500)  $21,342
                                  ========= ======== ======== ========


Net income (loss) per common
 share:
  Basic                               $0.78    $1.66  $(0.31)    $1.97
                                  ========= ======== ======== ========
  Diluted                             $0.77    $1.59  $(0.31)    $1.89
                                  ========= ======== ======== ========

Weighted average common shares
 outstanding:
  Basic                              11,352   10,850   11,236   10,845
                                  ========= ======== ======== ========
  Diluted                            11,507   11,286   11,236   11,294
                                  ========= ======== ======== ========




                    CLAYTON WILLIAMS ENERGY, INC.
                     CONSOLIDATED BALANCE SHEETS
                             (Unaudited)
                            (In thousands)

                    ASSETS
                                                June 30,  December 31,
                                                  2007        2006
                                                --------- ------------

CURRENT ASSETS
  Cash and cash equivalents                        $8,286      $13,840
  Accounts receivable:
      Oil and gas sales, net                       31,373       23,398
      Joint interest and other, net                22,353       17,810
      Affiliates                                      575        2,436
  Inventory                                        19,114       40,392
  Deferred income taxes                               505          505
  Fair value of derivatives                         9,020       23,729
  Prepaids and other                                5,554        3,888
                                                --------- ------------
                                                   96,780      125,998
                                                --------- ------------
PROPERTY AND EQUIPMENT
  Oil and gas properties, successful efforts
   method                                       1,310,813    1,226,761
  Natural gas gathering and processing systems     18,130       18,068
  Contract drilling equipment                      86,553       66,418
  Other                                            15,871       15,848
                                                --------- ------------
                                                1,431,367    1,327,095
  Less accumulated depreciation, depletion and
   amortization                                 (717,469)    (682,286)
                                                --------- ------------
      Property and equipment, net                 713,898      644,809
                                                --------- ------------

OTHER ASSETS
  Debt issue costs                                  7,622        8,104
  Fair value of derivatives                             9        1,785
  Other                                            23,121       14,737
                                                --------- ------------
                                                   30,752       24,626
                                                --------- ------------

                                                 $841,430     $795,433
                                                ========= ============

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable:
      Trade                                       $65,361      $75,815
      Oil and gas sales                            21,407       14,222
      Affiliates                                    1,938        1,407
  Current maturities of long-term debt             26,250       17,397
  Fair value of derivatives                        33,606       29,722
  Accrued liabilities and other                    10,698       10,503
                                                --------- ------------
                                                  159,260      149,066
                                                --------- ------------

NON-CURRENT LIABILITIES
  Long-term debt                                  454,250      413,876
  Deferred income taxes                            34,101       36,409
  Fair value of derivatives                        12,148       21,281
  Other                                            34,111       29,821
                                                --------- ------------
                                                  534,610      501,387
                                                --------- ------------

STOCKHOLDERS' EQUITY:
  Preferred stock, par value $.10 per share             -            -
  Common stock, par value $.10 per share            1,135        1,115
  Additional paid-in capital                      120,025      113,965
  Retained earnings                                26,400       29,900
                                                --------- ------------
                                                  147,560      144,980
                                                --------- ------------

                                                 $841,430     $795,433
                                                ========= ============




                    CLAYTON WILLIAMS ENERGY, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Unaudited)
                            (In thousands)


                               Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                               ------------------- -------------------
                                  2007      2006     2007      2006
                               ---------- -------- --------- ---------


CASH FLOWS FROM OPERATING
 ACTIVITIES
  Net income (loss)                $8,810  $17,966  $(3,500)   $21,342
  Adjustments to reconcile net
   income (loss) to cash
   provided by operating
    activities:
       Depreciation, depletion
        and amortization           18,487   15,982    33,718    30,692
       Impairment of proved
        properties                    479        -     1,044         -
       Exploration costs           23,519    3,329    34,624    16,172
       (Gain) loss on sales of
        assets, net                 (534)    (735)     8,539     (739)
       Deferred income taxes        5,357    3,094     (723)     4,912
       Non-cash employee
        compensation                  500      546     1,110     1,151
       Unrealized (gain) loss
        on derivatives            (7,586)  (7,778)    11,236  (14,283)
       Settlements on
        derivatives with
        financing elements          6,412    7,587    12,005    15,508
       Amortization of debt
        issue costs                   316      364       625       735
       Accretion of
        abandonment
        obligations                   619      417     1,237       796
       Minority interest, net
        of tax                      1,269       40     2,136        40

  Changes in operating working
   capital:
       Accounts receivable       (10,371)  (3,960)  (10,657)        86
       Accounts payable             2,698    (724)   (1,005)       143
       Other                        3,732    3,384     (453)       493
                               ---------- -------- --------- ---------
    Net cash provided by
     operating activities          53,707   39,512    89,936    77,048
                               ---------- -------- --------- ---------

CASH FLOWS FROM INVESTING
 ACTIVITIES
     Additions to property and
      equipment                  (64,686) (59,241) (120,435) (134,857)
     Additions to equipment of
      Larclay JV                  (4,099) (31,607)  (23,415)  (31,607)
     Proceeds from sales of
      property and equipment          957      655     1,602       684
     Change in equipment
      inventory                     7,939    (764)    11,835   (1,701)
     Other                        (5,299)    7,349   (8,269)       815
                               ---------- -------- --------- ---------
    Net cash used in investing
     activities                  (65,188) (83,608) (138,682) (166,666)
                               ---------- -------- --------- ---------

CASH FLOWS FROM FINANCING
 ACTIVITIES
     Proceeds from long-term
      debt                         15,500   23,700    40,500    79,700
     Proceeds from long-term
      debt of Larclay JV                -   36,197     8,727    36,197
     Repayments of other long-
      term debt                         -      (5)         -      (12)
     Proceeds from sale of
      common stock                      8        -     5,970       175
     Settlements on
      derivatives with
      financing elements          (6,412)  (7,587)  (12,005)  (15,508)
                               ---------- -------- --------- ---------
    Net cash provided by
     financing activities           9,096   52,305    43,192   100,552
                               ---------- -------- --------- ---------

NET INCREASE (DECREASE) IN
 CASH AND CASH EQUIVALENTS        (2,385)    8,209   (5,554)    10,934

CASH AND CASH EQUIVALENTS
     Beginning of period           10,671    8,660    13,840     5,935

                               ---------- -------- --------- ---------
     End of period                 $8,286  $16,869    $8,286   $16,869
                               ========== ======== ========= =========




                    Clayton Williams Energy, Inc.
                  Summary Production and Price Data
                             (Unaudited)


                                 Three Months Ended  Six Months Ended
                                      June 30,           June 30,
                                 ------------------ ------------------
                                   2007      2006     2007     2006
                                 --------- -------- -------- ---------

 Average Daily Production:
  Natural Gas (Mcf):
   Permian Basin                    13,724   15,744   14,552    14,789
   Louisiana                        32,435   15,428   27,510    12,465
   Austin Chalk (Trend)              2,445    2,757    2,228     3,007
   Cotton Valley Reef Complex        7,651    9,723    7,674    10,576
   Other                               349      480      401       483
                                 --------- -------- -------- ---------
           Total                    56,604   44,132   52,365    41,320
                                 ========= ======== ======== =========

  Oil (Bbls):
   Permian Basin                     3,135    3,274    3,117     3,244
   Louisiana                         1,486      933    1,347     1,011
   Austin Chalk (Trend)              1,627    1,833    1,647     1,827
   Other                                93       59       77        51
                                 --------- -------- -------- ---------
           Total                     6,341    6,099    6,188     6,133
                                 ========= ======== ======== =========

  Natural gas liquids (Bbls):
   Permian Basin                       226      227      211       244
   Austin Chalk (Trend)                251      265      259       262
   Other                               149       57       99        35
                                 --------- -------- -------- ---------
           Total                       626      549      569       541
                                 ========= ======== ======== =========



 Total Production:
  Natural Gas (MMcf)                 5,151    4,016    9,478     7,479
  Oil (MBbls)                          577      555    1,120     1,110
  Natural gas liquids (MBbls)           57       50      103        98
                                 --------- -------- -------- ---------
  Gas Equivalents (MMcfe)            8,955    7,646   16,816    14,727


 Average Realized Prices (a):
  Gas ($/Mcf):                       $7.20    $6.78   $ 7.06    $ 6.99
                                 ========= ======== ======== =========
  Oil ($/Bbl):                      $62.51   $66.78   $58.95    $63.41
                                 ========= ======== ======== =========
  Natural gas liquids ($/Bbl)       $42.84   $37.56   $38.58    $38.21
                                 ========= ======== ======== =========

 Gains (Losses) on settled derivative
  contracts (a):
  ($ in thousands, except per
   unit)
    Gas:
     Net realized gain (loss)         $473   $(887)   $4,982  $(3,065)
     Per unit produced ($/Mcf)       $0.09  $(0.22)    $0.53   $(0.41)

    Oil:
     Net realized loss            $(1,971) $(6,700) $(4,530) $(12,595)
     Per unit produced ($/Bbl)     $(3.42) $(12.07)  $(4.04)  $(11.35)




                    Clayton Williams Energy, Inc.
                   Summary of Capital Expenditures
                             (Unaudited)


                               Actual          Planned
                            Expenditures     Expenditures   Year 2007
                          Six Months Ended   Year Ending    Percentage
                             6/30/2007        12/31/2007     of Total
                          ----------------   ------------   ----------
                                  (In thousands)

North Louisiana           $         36,100   $     84,700          36%
South Louisiana                     49,900         65,700          28%
East Texas Bossier                  13,900         34,200          15%
Permian Basin                       12,200         28,300          12%
Austin Chalk (Trend)                 3,500         14,500           6%
Utah/California                      3,700          7,200           3%
Other                                  400            500           -
                          ----------------   ------------   ----------
                          $        119,700   $    235,100         100%
                          ================   ============   ==========




                    CLAYTON WILLIAMS ENERGY, INC.
             Notes to tables and supplemental information


(a)Hedging gains (losses) are only included in the determination of the Company's average realized prices if the underlying derivative contracts are designated as cash flow hedges under applicable accounting standards. The Company did not designate any of its 2007 or 2006 derivative contracts as cash flow hedges. This means that the Company's derivatives for 2007 and 2006 have been marked-to-market through its statement of operations as other income/expense instead of through accumulated other comprehensive income on the Company's balance sheet. This also means that all realized gains/losses on these derivatives are reported in other income/loss instead of as a component of oil and gas sales.

   Certain reclassifications of prior period financial statement amounts have been made to conform to current period presentations.

    CONTACT: Clayton Williams Energy, Inc., Midland
             Patti Hollums, 432-688-3419
             Director of Investor Relations
             or
             Mel G. Riggs, 432-688-3431
             Chief Financial Officer
             cwei@claytonwilliams.com
             www.claytonwilliams.com